SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  FORM 8-K/A

                               AMENDMENT NO. 1

                                CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

                                 March 1, 1996
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                              CONTOUR MEDICAL, INC.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter

         Nevada                   0-26288                 77-0163521
- ---------------------------   ---------------     ---------------------------
State or Other Jurisdiction   Commission File     IRS Employer Identification
     of Incorporation             Number                    Number

               3340 Scherer Drive, St. Petersburg, Florida 33716
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                               (813) 572-0089
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements for AmeriDyne Corporation are filed herewith:

            Independent Auditors' Report . . . . . . . . . . . . F-1

            Balance Sheet as of February 29, 1996. . . . . . . . F-2 & 3

            Statement of Loss and Retained Earnings
            for the ten months ended February 29, 1996 . . . . . F-4

            Statement of Cash Flows for the ten months
            ended February 29, 1996. . . . . . . . . . . . . . . F-5

            Notes to Financial Statements. . . . . . . . . . . . F-6 - 10


            Independent Auditors' Report . . . . . . . . . . . . F-11

            Balance Sheet as of April 30, 1995 . . . . . . . . . F-12 & 13

            Statement of Income and Expenses for the
            twelve months ended April 30, 1995 . . . . . . . . . F-14

            Statement of Retained Earnings for the
            twelve months ended April 30, 1995 . . . . . . . . . F-15

            Statement of Cash Flows for the twelve
            months ended April 30, 1995. . . . . . . . . . . . . F-16 & 17

            Notes to Financial Statements. . . . . . . . . . . . F-18 - 24

            Supplementary Information. . . . . . . . . . . . . . F-25 & 26


            Independent Auditors' Report . . . . . . . . . . . . F-27

            Statement of Income and Retained Earnings
            For the year ended April 30, 1994. . . . . . . . . . F-28

            Notes to Financial Statement . . . . . . . . . . . . F-29 - 33


            Independent Auditors' Report . . . . . . . . . . . . F-34

            Balance Sheet as of April 30, 1994 . . . . . . . . . F-35 & 36

            Statement of Income and Expenses for the
            twelve months ended April 30, 1994 . . . . . . . . . F-37 & 38

            Statement of Cash Flows for the twelve
            months ended April 30, 1994. . . . . . . . . . . . . F-39 & 40

            Notes to Financial Statements. . . . . . . . . . . . F-41 - 45

            Supplementary Information. . . . . . . . . . . . . . F-46 & 47

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is filed herewith:

            Pro Forma Consolidated Financial Statements . . . . . F-48

            Pro Forma Consolidated Balance Sheet as of
            December 31, 1995 (Unaudited) . . . . . . . . . . . . F-49 & 50

            Pro Forma Consolidated Statement of Income
            for the six months ended December 31, 1995
            (Unaudited) . . . . . . . . . . . . . . . . . . . . . F-51

            Pro Forma Consolidated Statement of Income
            for the twelve months ended June 30, 1995
            (Unaudited) . . . . . . . . . . . . . . . . . . . . . F-52

            Notes to Pro Forma Consolidated Financial
            Statements (Unaudited). . . . . . . . . . . . . . . . F-53

       (c)  EXHIBITS.

            Exhibit 10. Agreement and Plan of Merger by and Among Contour
                        Medical, Inc., Contour Merger Sub, Inc., Scott F. Lochridge and AmeriDyne Corporation*
            _______________

            * Previously filed

                        INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
 of AmeriDyne Corporation
Jackson, Tennessee

We have audited the accompanying balance sheet of AmeriDyne Corporation as of February 29, 1996, and the related statements of loss, retained earnings, and cash flows for the ten months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AmeriDyne Corporation as of February 29, 1996, and the results of operations and cash flows for the ten months then ended in conformity with generally accepted accounting principles.

/s/ Laney, Boteler & Killinger
- ------------------------------
LANEY, BOTELER & KILLINGER

Atlanta, Georgia
April 4, 1996

                            AMERIDYNE CORPORATION
                                BALANCE SHEET
                              February 29, 1996

                                   ASSETS

Current assets
   Cash                                              $   52,703
   Accounts receivable - trade
    net of allowance for doubtful
    accounts of $400,000                              1,355,600
   Other receivables                                     23,748
   Inventory                                          1,260,567
   Prepaid insurance                                      2,496
   Prepaid income taxes                                  58,121
   Note receivable - current                             50,670

         Total current assets                         2,803,905

Property and equipment
   Equipment                                            121,970
   Office furniture and equipment                       165,634
   Vehicles                                              49,636
                                                        337,240
   Less accumulated depreciation                        227,315
                                                        109,925

Other Assets
   Deposits                                               7,689
   Note receivable                                       83,999
   Deferred tax benefit                                 160,000
                                                        251,688

                                                     $3,165,518

See notes to financial statements.


                            AMERIDYNE CORPORATION
                                BALANCE SHEET
                              February 29, 1996

                    LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
   Accounts payable                                 $  669,766
   Accrued payroll and related taxes                    87,448
   Accrued taxes payable - other                        33,389
   Accrued interest payable                              3,850
   Note payable - credit line                          777,000
   Current portion of long-term debt                   140,700

         Total current liabilities                   1,712,153

Long-term debt
   Notes payable                                       201,698
   Note payable - stockholder                          127,988

         Total liabilities                           2,041,839

Stockholder's equity
   Common stock - no par value, 1,000 shares
    authorized and issued, 510 shares out-
    standing                                             7,500
   Additional paid-in capital                           60,500
   Retained earnings                                 1,112,979
                                                     1,180,979
   Less:  Treasury stock, 490 shares, at cost           57,300

         Total stockholder's equity                  1,123,679

                                                    $3,165,518

See notes to financial statements.


                            AMERIDYNE CORPORATION
                   STATEMENT OF LOSS AND RETAINED EARNINGS

                     Ten Months Ended February 29, 1996

     Sales                                               $8,637,514

     Cost of sales                                        6,665,757

     Gross profit                                         1,971,757

     Other expenses
        Salaries and commissions                            933,216
        Payroll taxes and benefits                          118,615
        Freight-out                                         242,103
        Rent                                                108,335
        Bad debts                                           460,429
        Interest expense                                    110,118
        Depreciation                                         50,355
        Other operating expenses                            172,123
                                                          2,195,294

     Loss from operations                                  (195,537)

     Other income
        Interest income                                       9,272
        Royalty income                                       13,112
        Service charge income                                39,076
        Other income                                          3,052
                                                             64,512

     Loss before income taxes                              (159,025)

     Income tax provision (benefit)
        Current                                              13,129
        Deferred                                            (80,000)
                                                            (66,871)

     Net loss                                               (92,154)

     Retained earnings, April 30, 1995                    1,205,133

     Retained earnings, February 29, 1996                $1,112,979

See notes to financial statements.


                            AMERIDYNE CORPORATION
                          STATEMENTS OF CASH FLOWS

                     Ten Months Ended February 29, 1996

Cash flows from operating activities
   Net loss                                          $ (92,154)
   Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation                                      50,355
      Provision for doubtful accounts                  200,000
      Loss from sale of assets                           1,145
      Changes in assets and liabilities:
         (Increase) decrease in assets:
            Accounts receivable - trade                263,412
            Other receivables                           15,206
            Inventory                                 (118,340)
            Prepaid insurance                            1,718
            Prepaid income taxes                       (58,121)
            Deferred tax benefit                       (80,000)
         Increase (decrease) in liabilities:
            Accounts payable                            82,507
            Accrued payroll and related taxes           41,002
            Accrued taxes other                            111
            Accrued income taxes                      (317,197)
            Accrued interest                             1,936
      Net cash used in operating activities             (8,420)

Cash flows from investing activities
   Note receivable collections                          39,246
   Decrease in cash surrender value -
    officer's life insurance                             9,269
   Purchase of property and equipment                  (11,100)
   Proceeds on sale of property and equipment            9,000
      Net cash provided by investing
       activities                                       46,415

Cash flows from financing activities
   Payment of long-term debt                           (89,291)
   Net borrowings under line of credit                 102,000
      Net cash provided by
       financing activities                             12,709

Net increase in cash                                    50,704

Cash, beginning of period                                1,999

Cash, end of period                                 $   52,703

See notes to financial statements.


                            AMERIDYNE CORPORATION
                         NOTES TO FINANCIAL STATEMENT
                              February 29, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITIES

AmeriDyne Corporation (Company) was incorporated in 1980 to manufacture and distribute bed pans and similar plastic products to hospitals and other users in the medical community, primarily within the State of Tennessee. The Company expanded its line of products over the years by reselling items purchased from other manufacturers to the same market. Sales from the resale line of business surpassed the sales of items manufactured by the Company. In June 1993, AmeriDyne sold the assets of its manufacturing division and is now engaged exclusively in the resale and distribution of medical supplies to doctors' offices, hospitals, nursing homes, home health agencies and other customers in the medical field.

CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

The Company uses the reserve method for uncollectible accounts. During the ten months ended February 29, 1996, the allowance for doubtful accounts was increased from $200,000 to $400,000 to allow for delinquent accounts which may be uncollectible. For tax purposes, bad debt expense is deducted when they are deemed uncollectible.

INVENTORIES

Inventories are stated at the lower of average cost or market. At February 29, 1996, the Company adjusted the inventory by $75,000 as a reserve for slow-moving or obsolete inventory.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Maintenance and repairs of property and equipment are charged to operations and major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and any gain or loss is included in operations.

Depreciation is computed using accelerated methods over the estimated useful lives of the assets of three to ten years.

Included in property and equipment are assets acquired under capital lease. At February 29, 1996, cost and accumulated depreciation for these assets totaled $41,660 and $37,708, respectively. Amortization of these leased assets is included in depreciation expense for the period ended February 29, 1996 and totaled $2,469.

INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the use of allowance for doubtful accounts for book purposes. The deferred tax assets represent the future tax consequences of those differences, which will be deductible when the assets are recovered (Note 6).

ACCRUED PAYROLL

Statement of Financial Standards No. 43, "Accounting for Compensated Absences", requires the accrual of vacation pay that has been earned but not taken. Accordingly, the Company has accrued $25,870 and $1,979 for unpaid vacation and the related FICA expense, respectively as of February 29, 1996. This amount is included in accrued payroll reflected on the Company's balance sheet at February 29, 1996.

NOTE 2 - NOTE AND ROYALTIES RECEIVABLE

On June 2, 1993, AmeriDyne Corporation sold its manufacturing division to MCP Industries, Inc. (MCP). In connection with the sale, AmeriDyne received a note from MCP in the amount of $245,000 to be paid in sixty monthly installments of $4,968 including interest at 8.0%. AmeriDyne also receives a 2% royalty on all of MCP's sales to AmeriDyne's customers as of June 2, 1993 for five years. During the year ended April 30, 1995, MCP sold its operations to another company, Maxxim Medical, which has assumed the obligations due to AmeriDyne. During the period ended February 29, 1996, interest income and royalty income received was $9,272 and $13,112, respectively.

Scheduled maturities of notes receivable at February 29, 1996 are as follows:

               Year Ended February 28,     Amount
                        1997              $ 50,670
                        1998                54,876
                        1999                29,123
                                          $134,669

NOTE 3 - NOTE PAYABLE-CREDIT LINE

The Company has a $975,000 operating line of credit with Union Planters Bank of Jackson, Tennessee. Interest is payable monthly at the bank's prime rate plus 1.25%. The interest rate at February 29, 1996 was 9.50%. Principal is due on demand, but no later than July 30, 1996. Collateral for the line of credit consists of substantially all the Company's assets, including but not limited to accounts receivable, inventory, furniture, fixtures, equipment, machinery and bank accounts. The loan is also secured by the guarantees of Scott (100% shareholder of the Company) and Constance Lochridge, and life insurance policies on the lives of Scott Lochridge and Bill Farmer.

In connection with the notes payable-credit line and notes payable to the bank referred to in Note 4, the Company executed a loan agreement containing certain covenants regarding the maintenance of minimum financial ratios regarding debt and working capital requirements. The working capital of the Company as of February 29, 1996, was less than the minimum required by the loan agreements and the Company was technically in default on the bank debt at that date. The loan agreement also restricts payment of dividends and capital acquisitions by the Company. The whole life insurance policy on the life of Scott Lochridge for $500,000 has been assigned to the bank to secure the bank loans. The corresponding cash value of this policy was $17,095 at February 29, 1996.

On March 1, 1996, the personal guarantees of Scott and Constance Lochridge were replaced by a guarantee from Retirement Care Associates, Inc. (Note 9).

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following:

Union Planters Bank of Jackson, Tennessee payable in
monthly installments of $3,600 including interest at 9.0%
and maturing May 15, 1997.  Collateral for the note is the
same as for the note payable-credit line (Note 3).                 $ 52,005

Union Planters Bank of Jackson, Tennessee payable in
monthly installments of $5,266 including interest at 9.0%
and maturing October 12, 1997. Collateral for the note
is the same as for the note payable-credit line (Note 3).           226,969

Capital lease-G.E.  Capital payable in monthly installments
of $205, plus sales tax.  Interest imputed at 5.39% and
maturing April 1996.   Collateralized by Canon copier.                  407

Capital lease-Eaton Financial Corporation payable in
monthly installments of $309, plus sales tax.  Interest
imputed at 14.6% and maturing June 1997.  Collateralized by
computer equipment.                                                   4,011

Delta Handling Materials, Inc. note payable in 36 monthly
installments of $533 including interest at 11.0% and maturing
December 1997.  Collateralized by Clark lift truck.                  10,575

Note payable-stockholder Scott F. Lochridge.  Payment of
interest and principal on demand.  Interest rate of 12%.
Unsecured.  Effective March 1, 1996, this note was
modified to be paid in 36 monthly installments of $5,693
including interest at 10.0%.                                        176,419

                                                                    470,386
                                                                  ---------
Less current portion                                                140,700
                                                                  ---------
                                                                   $329,686

Principal maturities of long-term debt at February 29, 1996, are as follows:

        Year ending February 28,           Amount
                  1997                    $140,700
                  1998                     259,800
                  1999                      64,200
                  2000                       5,686
                                          $470,386

NOTE 5 - COMMITMENTS

The Company began leasing office and warehouse facilities at 231 Bobrick Drive in Jackson, Tennessee in July 1994 for $7,639 per month. The lease was modified in August 1995 to increase the monthly rent to $7,917 and was modified again in February to be effective April 1, 1996 and expiring March 31, 1999 and increased the monthly rent to $8,750. The rate increases are due to modifications at the facility to combine two locations into one.

Future minimum lease payments as of February 29, 1996, are as follows:

         Year ended February 29,           Amount
                  1997                    $104,169
                  1998                     105,002
                  1999                     105,002
                  2000                       8,750
                                          $322,923

In connection with the merger with Contour Merger Sub, Inc. (Note 9), employment agreements were signed effective March 1, 1996, with the officers of the Company. The current president and sole stockholder's agreement is for a period of two years at an initial annual salary of $150,000, increasing to $165,000 during the second year, plus an annual bonus of up to 30% of salary. The current vice-president of operation's agreement is for a period of three years at an initial annual salary of $75,000 with annual increases of 7.0% plus a bonus of $50,000 upon signing the agreement. The bonus was paid in March 1996.

NOTE 6 - INCOME TAXES

Income taxes are based on financial reporting income or loss. Differences between loss for financial and income for income tax reporting relate primarily to the allowance for doubtful accounts.

At February 29, 1996, the Company has deferred tax assets of $160,000 and prepaid income taxes of $58,121. Deferred tax assets are related to the $400,000 allowance for doubtful accounts not deductible for income tax purposes until the accounts are actually written-off as uncollectible. Prepaid income taxes are the excess of estimated income tax payments made during the year over the accrued taxes currently payable.

NOTE 7 - RELATED PARTY TRANSACTIONS

Rent expense of $30,000 was paid during the period for the use of the Company's premises at 4450 Highway 45 North to Lochridge-Tanner Properties, a general partnership 50% owned by Scott F. Lochridge, President and sole stockholder of AmeriDyne Corporation.

During the ten months ended February 29, 1996, interest payments totaling $17,590 were paid on the note payable to the stockholder (Note 4).

NOTE 8 - CONCENTRATION OF CREDIT RISK AND ECONOMIC DEPENDENCE

AmeriDyne Corporation sells medical supplies and equipment to hospitals, nursing homes, home health care agencies and other customers in the medical field. Most of these customers are highly dependent on receipts from Medicare and/or Medicaid for revenue from which to pay their expenses and suppliers, including AmeriDyne. Any changes to the Medicare/Medicaid programs, or violations of regulations by their customers could have a material effect on the collectibility of AmeriDyne's accounts receivable.

Included in accounts receivable at February 29, 1996 is $460,422 due from Century Home Health Services and its subsidiaries of Murfreesboro, Tennessee. This represented 22% of the Company's entire accounts receivable.

AmeriDyne's sales to the Jackson-Madison County General Hospital and related entities were $1,386,800 or 16% of the Company's sales and 5% of the Company's gross profits for the ten months ended February 29, 1996.

NOTE 9 - SUBSEQUENT EVENTS

On March 1, 1996, the Company merged with Contour Merger Sub, Inc., a Tennessee corporation wholly-owned by Contour Medical, Inc., a Nevada corporation, with AmeriDyne Corporation as the surviving corporation. Each share of AmeriDyne treasury stock was cancelled and all of the remaining issued and outstanding shares, 100% owned by Scott F. Lochridge, were converted into the right to receive shares of Contour Medical, Inc. common stock, $.001 par value per share, having an aggregate value equal to $2,100,000, plus $250,000 in cash. Each share of Contour Merger Sub, Inc., $.01 par value, issued and outstanding on March 1, 1996, was converted into one share, no par value, common stock of AmeriDyne Corporation.

In connection with the merger, Retirement Care Associates, Inc. (RCA) guaranteed all of the debt owed to Union Planters Bank of Jackson, Tennessee, replacing the guarantees of Scott F. and Constance Lochridge (Note 3). RCA owns a majority interest and/or voting control interest of Contour Medical, Inc.


                        INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of AmeriDyne Corporation

We have audited the accompanying balance sheet of AmeriDyne Corporation as of April 30, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AmeriDyne Corporation as of April 30, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Cowart & Rich
- -------------------------------------------------
COWART & RICH, CERTIFIED PUBLIC ACCOUNTANTS, P.C.

Jackson, Tennessee

July 21, 1995

                            AMERIDYNE CORPORATION
                                BALANCE SHEET
                                April 30, 1995
                      (See Independent Auditor's Report)

                                    ASSETS
CURRENT ASSETS:

Cash on Hand and in Bank (Note 2)                  $    1,999.
Accounts Receivable - Trade
 (Notes 1C & 7)                      $2,019,012.
 Less Allowance for Doubtful
 Accounts (Note 1C & 7)                <200,000.>   1,819,012.
Royalty Income Receivable (Note 5)                      1,822.
Purchase Rebates & Incentives Due
  From Vendors                                         35,973.
Inventory (Note 1D)                                 1,142,227.
Deferred Taxes (Note 1F)                               80,000.
Accrued Interest Receivable                             1,159.
Prepaid Insurance                                       4,214.

     Total Current Assets                                        $3,086,406.

PROPERTY AND EQUIPMENT:

At Cost, Net of Accumulated
  Depreciation (Note 1E)                                            159,325.

OTHER ASSETS:

Deposits                                                7,689.
Note Receivable - MCP Industries,
  Inc. (Note 5)                                       173,915.
Cash Surrender Value - Officers'
  Life Insurance (Note 2)                               9,269.
     Total Other Assets                                             190,873.

TOTAL ASSETS                                                     $3,436,604.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                                BALANCE SHEET
                               April 30, 1995
                      (See Independent Auditor's Report)

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts Payable                                     $  587,259.
Accrued Payroll (Note 1G)                                46,446.
Income Taxes Payable (Note 1F)
  Federal                                  $256,608.
  State                                      60,589.    317,197.
Accrued Taxes Payable - Other                            33,278.
Notes Payable - Credit Line (Note 2)                    675,000.
Notes Payable Due Within One Year (Note 3)              327,021.
Accrued Interest Payable                                  1,914.

     Total Current Liabilities                                    $1,988,115.

LONG-TERM LIABILITIES:

Long-Term Portion of Notes Payable (Note 3)                         232,656.

COMMITMENTS (Note 4):

TOTAL LIABILITIES                                                 2,220,771.

STOCKHOLDERS' EQUITY:

Common Stock - No Par Value, 1,000 Shares
 Authorized and Issued, 510 Shares
 Outstanding                                         $    7,500.
Paid - In Capital                                        60,500.
Retained Earnings                                     1,205,133.
                                                      1,273,133.
Less 490 Shares Held in Treasury - At Cost              <57,300.>

     Total Stockholders' Equity                                   1,215,833.

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $ 3,436,604.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                       STATEMENT OF INCOME AND EXPENSES
                  For the Twelve Months Ended April 30, 1995
                      (See Independent Auditor's Report)

INCOME

     Sales                                                      $10,564,054.

COST OF GOODS SOLD                                                7,906,859.

GROSS PROFIT                                                      2,657,195.

OPERATING EXPENSES - SCHEDULE I                                   1,930,354.

INCOME FROM OPERATIONS                                              726,841.

OTHER INCOME - SCHEDULE II                                          147,712.

INCOME BEFORE TAXES                                                 874,553.

PROVISION FOR INCOME TAXES

     Current                                        $401,789.
     Deferred                                        <72,936.>      328,853.

NET INCOME                                                      $   545,700.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                        STATEMENT OF RETAINED EARNINGS
                   For the Twelve Months Ended April 30, 1995
                      (See Independent Auditor's Report)

Retained Earnings Balance - April 30, 1994                      $   659,433.

Net Income For the Year Ended April 30, 1995                        545,700.

Retained Earnings Balance - April 30, 1995                      $ 1,205,133.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                           STATEMENT OF CASH FLOWS
                  For the Twelve Months Ended April 30, 1995
                      (See Independent Auditor's Report)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                                        $ 545,700.

Adjustments to Reconcile Net Income to Cash
 Provided by Operating Activities:
   Depreciation and Amortization (Note E)              $ 63,717.

Changes in Assets and Liabilities:
   Increase in Accounts Receivable                     <604,906.>
   Increase in Royalty Income Receivable                 <1,822.>
   Decrease in Purchase Rebates and Incentives
     Due From Vendors                                    16,893.
   Increase in Inventory                               <277,033.>
   Increase in Deferred Taxes                           <72,936.>
   Increase in Accrued Interest Receivable               <1,159.>
   Decrease in Prepaid Insurance                            290.
   Increase in Accounts Payable                         103,446.
   Decrease in Accrued Payroll                           <6,987.>
   Increase in Income Taxes Payable                     204,613.
   Increase in Accrued Taxes Payable - Other              4,775.
   Increase in Accrued Interest Payable                   1,477.

     Total Adjustments                                             <569,632.>

     NET CASH USED BY OPERATING ACTIVITIES                          <23,932.>

CASH FLOWS FROM INVESTING ACTIVITIES:

Increase in Deposits                                   $ <7,689.>
Decrease in Note Receivable - MCP Industries, Inc.       40,263.
Increase in Cash Surrender Value - Officers'
  Life Insurance                                         <9,269.>
Capital Expenditures for Property and Equipment        <167,224.>

     CASH USED BY INVESTING ACTIVITIES                             <143,919.>

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                           STATEMENT OF CASH FLOWS
                  For the Twelve Months Ended April 30, 1995
                       (See Independent Auditor's Report)

CASH FLOWS FROM FINANCING ACTIVITIES

Loans to Finance Property Acquisitions                $  16,289.
Repayment of Bank and Equipment Loans                   <99,767.>
Loan from Stockholder                                    76,000.
Repayment of Loan to Stockholder                        <83,081.>
Net Borrowings Under Lines of Credit Agreements         150,000.
Loan from Bank for Operations                           280,000.

     CASH PROVIDED BY FINANCING ACTIVITIES                          339,441.

INCREASE IN CASH & CASH EQUIVALENTS                                 171,590.

CASH & CASH EQUIVALENTS AT BEGINNING OF YEAR:

Cash on Hand                                          $      69.
Bank Overdrafts                                        <169,660.>  <169,591.>

CASH & CASH EQUIVALENTS AT END OF YEAR:

Cash on Hand and in Bank                                           $  1,999.

CASH PAID DURING THE YEAR FOR:

Interest                                                           $ 96,580.
Income Taxes                                                       $203,835.

The accompanying notes are an integral part of these financial statements.
                            AMERIDYNE CORPORATION
                        NOTES TO FINANCIAL STATEMENTS

                                April 30, 1995

BUSINESS ACTIVITIES

AmeriDyne Corporation (the Company) was incorporated in 1980 to manufacture and distribute bedpans and similar plastic products to hospitals and other users in the medical community, primarily within the State of Tennessee. The Company expanded its line of products over the years, by reselling items purchased from other manufacturers to the same market. Sales from the resale line of business outgrew the sales of items manufactured by the Company. During the year ended April 30, 1994 AmeriDyne sold the assets of its manufacturing division, and is now engaged exclusively in the resale and distribution of medical supplies to doctors' offices, hospitals, nursing homes, home health agencies and other customers in the medical field.

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of AmeriDyne Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. The accounting policies conform to generally accepted accounting principles, and have been consistently applied in the preparation of the financial statements.

(A)  METHOD OF ACCOUNTING

The Company recognizes revenue, costs and expenses on the accrual basis of accounting, with income being recorded when earned and costs and expenses recorded when incurred.

(B)  CASH

For purposes of the statement of cash flows, the Company considers all short-term debt instruments purchased with a maturity of three months or less to be cash equivalents.

(C)  ACCOUNTS RECEIVABLE

An allowance for doubtful accounts has been established to absorb unforeseen losses from delinquent accounts, with a corresponding charge to Bad Debt Expense on the books. Bad Debts are deducted on the Company's federal income tax return when they are deemed uncollectible.

(D)  INVENTORIES

Inventories are stated at the lower of average cost or market.

(E)  PROPERTY AND EQUIPMENT

The cost of property and equipment is depreciated over the estimated useful lives of the respective assets using accelerated depreciation methods. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Details related to the property and equipment at April 30, 1995 are as follows:

          Equipment                              $ 115,094.
          Vehicles                                  70,191.
          Office furniture and equipment           161,090.
          Leasehold improvements                       319.
               Total cost                        $ 346,694.
          Accumulated depreciation                <187,369.>
                                                 $ 159,325.

Certain of the Company's assets were acquired under capital leasing arrangements and are included in property and equipment at April 30, 1995:

                                                              Accumulated
                                                   Cost       Depreciation
          Equipment                              $ 8,418.       $  8,418.
          Office furniture and equipment          28,847.         22,322.
          Total                                  $37,265.       $ 30,740.

Amortization of these leased assets was $4,621 for the year and is included in depreciation expense.

(F)  INCOME TAXES

Deferred income taxes are provided for differences between financial statement assets and liabilities and income tax reporting basis of assets and liabilities in accordance with Financial Accounting Standard No. 109. The difference for the year ended April 30, 1995 resulted from the use of the allowance for bad debt expense in the Company's financial statements, not deductible for income tax purposes:

     Net Income Per Books                               $ 545,700.
     Permanent differences:
      Federal income tax expense per books                270,781.
      Nondeductible entertainment expense                   2,785.
      Nondeductible life insurance premiums                   166.
      Deferred state taxes per books                      <10,222.>
      Nondeductible penalties                               6,659.
      Nondeductible bad debts                             165,000.
      Rounding                                                 <1.>
       Tax return taxable income                        $ 980,868.

As it is more likely than not that all future tax benefits will be realized, no valuation allowance has been recorded for the deferred tax assets. There was no prior balance in the valuation allowance, and therefore, there was no change in the valuation allowance for the year ended April 30, 1995.

The components of the provision for income taxes for the year ended December 31, 1995 are as follows:

     Current
       Federal                                $ 333,495.
       State                                     68,294.
          Current Income Tax                  $ 401,789.

     Deferred <Tax benefit>
       Federal                                  <62,714.>
       State                                    <10,222.>
          Deferred Income Tax (Benefit>         <72,936.>
               Total Income Tax               $ 328,853.

(G)  ACCRUED PAYROLL

Statement of Financial Standards No. 43, "Accounting for Compensated Absences", requires the accrual of vacation pay that has been earned but not taken. Accordingly, the Company has made the following accruals at April 30, 1995 for unpaid vacation and the related FICA expense:

     Accrued Payroll Salaries and Wages Expense                   $  18,127.
     Payroll Taxes Withheld and Accrued Taxes-Payroll                 1,387.
                                                                  $  19,514.

This amount is included in accrued payroll of $46,446 reflected on the Company's balance sheet at April 30, 1995.

NOTE 2-NOTES PAYABLE-CREDIT LINE

Due to Union Planters Bank of Jackson, Tennessee. Interest is payable monthly at the bank's prime rate + 1.25%. The interest rate at April 30, 1995 was 10.25%. Principal is due on demand. Collateral for the line of credit consists of substantially all the Company's assets, including but not limited to Accounts Receivable, Inventory, Furniture, Fixtures, Equipment, Machinery, and bank accounts. The loan is also secured by the guaranties of Scott and Constance Lochridge, and life insurance policies on the lives of Scott Lochridge and Bill Farmer. In connection with the Notes Payable-Credit Line and Notes Payable to the Bank referred to in Note 3, the Company executed a Loan Agreement containing certain covenants regarding the maintenance of minimum financial ratios regarding debt and working capital requirements. The working capital of the Company as of April 30, 1995 was less than the minimum required by the Loan Agreements, and the Company was technically in default on the bank debt at that date. The loan agreement also restricts payment of dividends and capital acquisitions by the Company. The insurance policy on the life of Scott Lochridge for $500,000 has been assigned to the bank to secure the bank loans. The corresponding cash value of this policy - $9,269 at April 30, 1995 - was assigned to the bank as well.

NOTE 3-LONG-TERM DEBT

Long-term debt consists of the following:

Union Planters Bank of Jackson, Tennessee-payable
monthly in installments of $3,000.00 principal plus
interest. The interest rate is adjustable at 2% + the
bank's prime rate.  The current interest rate at April
30, 1995 was 11.00%. Collateral for the note is the
same as for the Note Payable-Credit Line (See Note 2).            $  16,000.

Union Planters Bank of Jackson, Tennessee-payable
in monthly installments of $3,600.00 at 9.25% interest.
Collateral for the note is the same as for the Note
Payable-Credit Line (See Note 2).                                    79,767.

Union Planters Bank of Jackson, Tennessee-payable in
monthly installments of $5,265.76 until 10-12-97 when
the balance is due in full.  Interest rate of 9.00%.
Collateral for the note is the same as for the Note Payable-
Credit Line (See Note 2).                                           260,815.

Capital Lease-G.E. Capital-secured by Canon copier and
attachments, payable in monthly installments of $205.00
plus sales tax.  Interest rate of 5.39%.                              2,392.

Ford Motor Credit-secured by 1992 Ford E-350 van, payable
in monthly installments of $640.57.  Interest rate
of 11.00%.                                                            3,037.

Capital Lease-Eaton Financial Corporation- payable in
monthly installments of $308.83 plus sales tax.  Interest
rate of 14.6%.  Secured by computer equipment.                        6,520.

Delta Handling Materials, Inc.-Note payable in 36
installments of $533.24 at 11.00%, beginning
February 2, 1995.  Secured by Clark lift truck.                      14,727.

Note Payable-Shareholder-Due to Scott F. Lochridge.
Payment of interest and principal due in full on
demand.  Interest rate of 12%.  Unsecured.                          176,419.

     Total obligations                                            $ 559,677.
     Less amounts due within one year                              <327,021.>
     Total long-term portion of notes payable                     $ 232,656.

At April 30, 1995 installments of principal were scheduled to mature in the following years:

          Year ending April 30,    1996            $ 327,021.
                                   1997               54,349.
                                   1998              178,307.
                                   After 1998              0.
                                   Total           $ 559,677.
NOTE 4-COMMITMENTS

(A) Lochridge-Tanner Properties, a general partnership, rents to the Company its premises located at 4450 Highway 45 North, for a current rental of $3,000 per month. There is no written lease agreement between the Company and the lessor.

(B) The Company leases a Canon copier for use at its premises at 231 Bobrick Drive. The lease expires in September, 1996. The monthly lease amount is for $217.50 per month. There were seventeen payments remaining at April 30, 1995, due as follows:

          Year ending April 30,    1996            $   2,610.
                                   1997                1,088.
                                   Total           $   3,698.

(C) On July 11, 1994, the Company leased additional office and warehouse facilities located at 231 Bobrick Drive for a one year term ending September 14, 1995. The monthly rent under this lease is $7,639.04 per month. There were four monthly payments remaining on this lease at April 30, 1995, totalling $30,556.16.

(D) The Company leases a TMC forklift truck under an operating lease. This lease expires in May, 1995. There was one payment remaining under this lease at April 30, 1995 in the amount of $412.13.

(E) On November 22, 1991 the Company executed a Non-Competition Agreement and a Consulting Agreement with a former shareholder. The Non-Competition Agreement obligates the Company for 48 monthly payments of $2,916.66, beginning December 1, 1991. The Consulting Agreement obligates the Company for 48 monthly payments of $500.00, beginning on the same date. Payments remaining at April 30, 1995 were as follows:

          Year ending April 30, 1996                $ 23,917.
               Total                                $ 23,917.

NOTE 5-MCP INDUSTRIES/MAXXIM MEDICAL

On May 31, 1993 AmeriDyne Corporation discontinued its manufacturing operations (Plastics Division) and sold substantially all the related assets to MCP Industries, Inc. The agreement included the assumption by MCP Industries of certain notes payable, accounts payable and other obligations, the payment of cash, and the execution of a note to AmeriDyne in the amount of $245,000.00. This note is payable in 60 monthly installments of $4,967.72 at 8.00% interest. MCP Industries received certain of the Company's accounts receivable and other assets, and agreed to pay a 2% Royalty to AmeriDyne on sales of certain products to specified customers during the five years following May 31, 1993. For the year ended April 30, 1995 the royalties received from MCP Industries by AmeriDyne were $26,044.

During the year ended April 30, 1995 MCP Industries sold its operations to another company, Maxxim Medical, who has assumed the obligations for the note and royalty payments to AmeriDyne.

NOTE 6-RELATED PARTY TRANSACTIONS

(A) Rent Expense of $36,200.00 was paid during the year for the use of the Company's premises at 4450 Highway 45 North to Lochridge-Tanner Properties, a general partnership 50% owned by Scott F. Lochridge, President and sole shareholder of AmeriDyne Corporation.

(B) Equipment Lease Expense of $8,736.00 was paid between May and December, 1994 to Scott Lochridge for the use of the Company's computer operating software. In January, 1995 the Company purchased this software from Mr. Lochridge for $41,500.00.

NOTE 7-ACCOUNTS RECEIVABLE/CONCENTRATION OF CREDIT RISK

(A) AmeriDyne Corporation sells medical supplies and equipment to hospitals, nursing homes, home health care agencies and other customers in the medical field. Most of these customers are highly dependent on receipts from Medicare and/or Medicaid for revenue from which to pay their expenses and suppliers, including AmeriDyne. Any changes to the Medicare/Medicaid programs, or violations of regulations by their customers could have a material effect on the collectibility of AmeriDyne's accounts receivable.

(B) The Company's aged accounts receivable trial balance at April 30, 1995 is summarized as follows:

     Invoices not yet due                        $  165,379.           8.2%
     Invoices within current credit terms           779,511.          38.6
     Invoices 1-30 days past due                    362,005.          17.9
     Invoices 31-60 days past due                   166,060.           8.2
     Invoices 61-90 days past due                   144,330.           7.1
     Invoices more than 90 days past due            401,727.          20.0
          Total                                  $2,019,012.         100.0%

The Company's management has established an allowance for doubtful accounts in the amount of $200,000.

Management feels that all of the accounts receivable above this $200,000 are collectible in full.

(C)CONCENTRATION OF CREDIT RISK

(1)Century Home Health Services and its subsidiaries, of Murfreesboro, Tennessee owed AmeriDyne Corporation $426,819 on open account at April 30, 1995. This represented 21.1% of the Company's entire accounts receivable. Century's aged accounts receivables are summarized as follows:

                                                       At April 30, 1995
     Invoices not yet due                         $ 27,866.             6.5%
     Invoices within current credit terms           75,673.            17.7
     Invoices 30-60 days past due                   79,357.            18.6
     Invoices 60-90 days past due                   42,187.             9.9
     Invoices 90-120 days past due                  37,525.             8.8
     Invoices more than 120 days past due          164,211.            38.5
          Total                                  $ 426,819.           100.0%

AmeriDyne grants Century 45 day credit terms. AmeriDyne's management feels that all of the Century accounts are collectible in full.

Sales to Century Home Health Services and its subsidiaries for the year ended April 30, 1995 were $768,157.

(2)At April 30, 1995 the Company's checking account balance at Union Planters Bank per the bank statement was $136,234. This amount is in excess of the $100,000 Federal Deposit Insurance Corporation insurance limit, leaving $36,234 in uninsured deposits.

NOTE 8-ECONOMIC DEPENDENCE

AmeriDyne Corporation's sales to its five largest customers, and the percentage to the Company's total net sales for the year ended April 30, 1995 were as follows:

     Customer

Jackson Madison County General Hospital          $1,811,231.       17.1%
Fairchild Medical                                   980,793.        9.3%
Century Home Health Services                        768,157.        7.3%
Top RX                                              499,028.        4.7%
Trinity Healthcare                                  353,337.        3.3%

NOTE 9-SUBSEQUENT EVENTS

Scott F. Lochridge, the president and sole shareholder of AmeriDyne Corporation, is currently negotiating to sell all of his common stock in the Company to another party.


                            AMERIDYNE CORPORATION
                       SCHEDULE I - OPERATING EXPENSES
                  For the Twelve Months Ended April 30, 1995
                      (See Independent Auditor's Report)

Advertising                                           $     5,298.
Office Supplies                                            17,655.
Educational Materials                                       1,046.
Utilities                                                   9,269.
Salaries & Wages (Note 1G)                              1,008,260.
Maintenance                                                 4,832.
Rent                                                      112,632.
Freight Out                                               298,847.
Travel                                                      6,937.
Entertainment                                               5,570.
Depreciation                                               63,717.
Commissions                                                 4,413.
Bank Charges                                                2,467.
Delivery Expense                                            9,587.
Insurance - General                                        26,652.
Insurance - Employees                                      57,331.
Insurance - Officers' Lives                                   166.
Interest                                                   98,057.
Temporary Labor                                            48,623.
Legal & Accounting Fees                                    11,104.
Subscriptions & Dues                                        8,000.
Charitable Contributions                                      600.
Taxes - Payroll (Note 1G)                                  77,540.
Tax Penalties                                               6,659.
Taxes and Licenses - Other                                 10,603.
Factory Supplies and Expense                               18,503.
Equipment Lease                                            17,710.
Telephone                                                  53,534.
Professional Fees                                           3,620.
Postage                                                     6,346.
Computer Service Contracts                                  5,612.
Payments Under Non-Competition
 Agreement (Note 4E)                                       35,000.
Consulting Fees (Note 4E)                                   6,000.
Sales Expense                                               4,543.
Bad Debt Expense                                          165,000.
Miscellaneous Expenses                                      4,829.
Less:  Overhead Absorbed by Cost of Goods Sold           <286,208.>
          Total Operating Expenses                    $ 1,930,354.


                            AMERIDYNE CORPORATION
                          SCHEDULE II - OTHER INCOME
                  For the Twelve Months Ended April 30, 1995
                      (See Independent Auditor's Report)

Delivery Income - Standard Register and Custom Medical            $  61,616.
Service Charge Income on Accounts Receivable                         39,946.
Interest Income                                                      15,542.
Royalties (Note 5)                                                   26,044.
Sales Tax Incentive and Miscellaneous Other Income                    4,564.
                                                                  $ 147,712.

                        INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
 of AmeriDyne Corporation
Jackson, Tennessee

We have audited the accompanying statement of income and retained earnings of AmeriDyne Corporation for the year ended April 30, 1994. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of income and retained earnings is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of income and retained earnings. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of income and retained earnings. We believe that our audit provides a reasonable basis for our opinion.

The financial statements of AmeriDyne Corporation as of April 30, 1994 were audited by other auditors whose report dated July 1994, expressed an unqualified opinion on the balance sheet and disclaimed an opinion on the statements of income, retained earnings and cash flows because they did not observe the physical inventory as of April 30, 1993, and were unable to satisfy themselves regarding the inventory by means of other auditing procedures. They also were not able to satisfy themselves regarding the reconciled cash balance as of April 30, 1993. We performed additional auditing procedures regarding the cash and inventory amounts as of April 30, 1993 and, accordingly, our opinion on the statement of income and retained earnings, as presented herein, is different from that expressed by the other auditors.

In our opinion, the statement of income and retained earnings referred to above presents fairly, in all material respects, the results of operations of AmeriDyne Corporation for the year ended April 30, 1994, in conformity with generally accepted accounting principles.

/s/ Laney, Boteler & Killinger
- ------------------------------
LANEY, BOTELER & KILLINGER

Atlanta, Georgia
April 4, 1996

                            AMERIDYNE CORPORATION
                   STATEMENT OF INCOME AND RETAINED EARNINGS

                      For the year Ended April 30, 1994

Sales                                               $7,981,571
Cost of sales                                        6,131,467
Gross profit                                         1,850,104

Other expenses
   Salaries and commissions                            928,476
   Payroll taxes and benefits                          121,075
   Advertising                                          48,080
   Provision for bad debts                              45,697
   Interest                                             72,988
   Non-compete expense                                  37,583
   Rent                                                 66,800
   Depreciation                                         41,020
   Other operating expenses                            397,949
                                                     1,759,668
Income from operations                                  90,436

Other income
   Delivery service income                              46,325
   Interest                                             17,186
   Royalty                                              15,836
   Other income                                          5,593
                                                        84,940
Income from continuing operations
   before income taxes                                 175,376

Income tax provision (benefit)
   Current                                              84,813
   Deferred                                             (7,064)
                                                        77,749

Income from continuing operations                       97,627

Discontinued operations
   Loss from operations of Plastics Division,
    net of income tax benefit of $9,078                (16,814)
   Gain on sale of Plastics Division,
    net of income tax provision of $73,443             136,039
                                                       119,225

Net income                                             216,852
Retained earnings, beginning of year                   442,581
Retained earnings, end of year                       $ 659,433


                            AMERIDYNE CORPORATION
                         NOTES TO FINANCIAL STATEMENT
                               April 30, 1994

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITIES

AmeriDyne Corporation (Company) was incorporated in 1980 to manufacture and distribute bed pans and similar plastic products to hospitals and other users in the medical community, primarily within the State of Tennessee. The Company expanded its line of products over the years by reselling items purchased from other manufacturers to the same market. Sales from the resale line of business surpassed the sales of items manufactured by the Company. In June 1993, AmeriDyne sold the assets of its manufacturing division and is now engaged exclusively in the resale and distribution of medical supplies to doctors' offices, hospitals, nursing homes, home health agencies and other customers in the medical field.

ACCOUNTS RECEIVABLE

The Company uses the reserve method for uncollectible accounts. During the year ended April 30, 1994, a provision of $35,000 was recorded to allow for delinquent accounts which may be uncollectible. For tax purposes, bad debt expense is deducted when they are deemed uncollectible.

INVENTORIES

Inventories are stated at the lower of average cost or market.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Maintenance and repairs of property and equipment are charged to operations and major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and any gain or loss is included in operations.

Depreciation is computed using accelerated methods over the estimated useful lives of the assets of three to ten years.

Included in property and equipment are assets acquired under capital lease. At April 30, 1994, cost and accumulated depreciation for these assets totaled $41,660 and $30,752, respectively. Amortization of these leased assets is included in depreciation expense for the period ended April 30, 1994 and totaled $12,710.

INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the use of allowance for doubtful accounts for book purposes. The deferred tax assets represent the future tax return consequences of those differences, which will be deductible when the assets are recovered (Note 6).

ACCRUED PAYROLL

Statement of Financial Standards No. 43, "Accounting for Compensated Absences", requires the accrual of vacation pay that has been earned but not taken. Accordingly, the Company has accrued $15,873 and $1,214 for unpaid vacation and the related FICA expense, respectively, as of April 30, 1994.

NOTE 2 - DISCONTINUED OPERATIONS AND NOTE AND ROYALTIES RECEIVABLE

On June 2, 1993, AmeriDyne Corporation sold its manufacturing division to MCP Industries, Inc. (MCP) (Note 9). In connection with the sale, AmeriDyne received a note from MCP in the amount of $245,000 to be paid in sixty monthly installments of $4,968 including interest at 8.0%. AmeriDyne also receives a 2% royalty on all of MCP's sales to AmeriDyne's customer base as of June 2, 1993 for a period of five years. During the year ended April 30, 1994, interest income and royalty income received was $17,186 and $15,836, respectively.

Scheduled maturities of notes receivable at April 30, 1994 are as follows:

               Year Ended April 30,        Amount
                        1995              $ 44,071
                        1996                47,729
                        1997                51,690
                        1998                55,981
                        1999                14,707
                                          $214,178

NOTE 3 - NOTE PAYABLE - CREDIT LINE

The Company was obligated under a fully drawn $525,000 operating line of credit with Union Planters Bank of Jackson, Tennessee. Interest is payable monthly at the bank's prime rate plus 1.25%. The interest rate at April 30, 1994 was 8.50%. Principal is due on demand. Collateral for the line of credit consists of substantially all the Company's assets, including but not limited to accounts receivable, inventory, furniture, fixtures, equipment, machinery and bank accounts. The loan is also collateralized by the guaranties of Scott (100% shareholder of the Company) and Constance Lochridge, and life insurance policies on the lives of Scott Lochridge and Bill Farmer.

In connection with the notes payable-credit line and notes payable to the bank referred to in Note 4, the Company executed a loan agreement containing certain covenants regarding the maintenance of minimum financial ratios regarding debt and working capital requirements. The working capital of the Company as of April 30, 1994 was less than the minimum required by the loan agreements and the Company was technically in default on the bank debt at that
date.   The loan agreement also restricts payment of dividends and capital acquisitions by the Company.

Subsequent to April 30, 1994, the line of credit was periodically increased to $975,000 as of February 29, 1996. On March 1, 1996, the personal guarantees of Scott and Constance Lochridge were replaced by a guarantee from Retirement Care Associates, Inc. (Note 10).

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following:

Union Planters Bank of Jackson, Tennessee payable in
monthly installments of $3,600 including interest at
9.0% and maturing May 15, 1997.  Collateral for the note
is the same as for the note payable-credit line (Note 3).         $111,119

Union Planters Bank of Jackson, Tennessee payable in
monthly installments of $3,000 plus interest at the
bank's prime rate plus 2.0% (9.25% at April 30, 1994)
and maturing August 1995. Collateral for the note is
the same as for the note payable-credit line (Note 3).              52,000

Capital lease-G.E.  Capital payable in monthly install-
ments of $205, plus sales tax.  Interest imputed at 5.39%
and maturing April 1996.  Collateralized by Canon copier.            4,474

Capital lease-Eaton Financial Corporation payable in
monthly installments of $309, plus sales tax.  Interest
imputed at 14.6% and maturing June 1997.  Collateralized by
computer equipment.                                                  9,137

Ford Motor Credit note payable in 36 monthly installments
of $641 including interest at 11.0% and maturing September
1995.  Collateralized by Ford van.                                  10,006

Note payable-stockholder Scott F. Lochridge.  Payment of
interest and principal due on demand.  Interest rate of
12%.  Unsecured.  Effective March 1, 1996, this note was
modified to be paid in 36 monthly installments of $5,693
including interest at 10.0%.                                       183,500
                                                                  --------
                                                                   370,236
Less current portion                                               265,717
                                                                  --------
                                                                  $104,519

Principal maturities of long-term debt at April 30, 1994 are as follows:

        Year ending April 30,              Amount
                  1995                    $265,717
                  1996                      61,950
                  1997                      42,569
                                          $370,236

NOTE 5 - COMMITMENTS

The Company leases a forklift under an operating lease payable $419 per month. The lease expires in April 1995. There were twelve payments remaining under this lease at April 30, 1994, totaling $5,028.

The Company leases its computer operating software from Scott F. Lochridge for a monthly rental of $1,092 (Note 7). In January 1995, the Company acquired the software for $41,500.

Lochridge-Tanner Properties (Note 7), a general partnership, rents to the Company its premises located at 4450 Highway 45 North, for a monthly rental of $3,800. There is no written lease agreement between the Company and its landlord.

On November 22, 1991, the Company executed a non-competition agreement and a consulting agreement with a former shareholder. The non-competition agreement obligates the Company for forty-eight monthly payments of $2,917, beginning December 1, 1991. The consulting agreement obligates the Company for forty-eight monthly payments of $500, beginning on the same date. Payments remaining at April 30, 1994 were as follows:

            Year ending April 30, 1995     $41,000
            Year ending April 30, 1996      23,917
                                           $64,917

NOTE 6 - INCOME TAXES

Income taxes are based on financial reporting income or loss. Differences between income and loss for financial and income tax reporting relate primarily to allowance for doubtful accounts.

At April 30, 1994, the Company has deferred tax assets of $7,064. Deferred tax assets are related to the $35,000 allowance for doubtful accounts not deductible for income tax purposes until the accounts are actually written-off as uncollectible.

Income taxes payable at April 30, 1994, of $112,584 represent current income taxes payable in excess of estimated payments already paid.

NOTE 7 - RELATED PARTY TRANSACTIONS

Rent expense of $49,400 was paid during the period for the use of the Company's premises at 4450 Highway 45 North to Lockridge-Tanner Properties, a general partnership 50% owned by Scott F. Lochridge, President and sole stockholder of AmeriDyne Corporation (Note 5).

During the year ended April 30, 1994, payments totaling $14,196 were paid on the computer software lease with the stockholder (Note 5).

NOTE 8 - CONCENTRATION OF CREDIT RISK AND ECONOMIC DEPENDENCE

AmeriDyne Corporation sells medical supplies and equipment to hospitals, nursing homes, home health care agencies and other customers in the medical field. Most of these customers are highly dependent on receipts from Medicare and/or Medicaid for revenue from which to pay their expenses and suppliers, including AmeriDyne. Any changes to the Medicare/Medicaid programs, or violations of regulations by their customers could have a material effect on the collectibility of AmeriDyne's accounts receivable.

AmeriDyne's sales to the Jackson-Madison County General Hospital and related entities were $2,228,675 or 28% of the Company's sales and 12% of the Company's gross profits for the year ended April 30, 1994.

NOTE 9 - DISCONTINUED OPERATIONS

On May 31, 1993, AmeriDyne Corporation discontinued its manufacturing operations (Plastics Division) and sold substantially all the related assets to MCP Industries, Inc. (MPC). The agreement included the assumption by MCP of certain notes payable, accounts payable and other obligations, the payment of cash, and the execution of a note to AmeriDyne in the amount of $245,000 (Note 2). MCP received certain of the Company's accounts receivable and other assets, and agreed to pay a 2% royalty to Ameridyne on sales of certain products to specified customers during the five years following
May 31, 1993.

For the year ended April 30,1994, the royalties earned from MCP by AmeriDyne were $15,836 and are included in Continuing Operations on the Statement of Income and Expenses. Operating revenues of the Plastics Division for the year were $112,694 and are included in the Loss from Operations of the Discontinued Operations on the Statement of Income and Expenses.

NOTE 10 - SUBSEQUENT EVENTS

On March 1, 1996, the Company merged with Contour Merger Sub, Inc., a Tennessee corporation wholly-owned by Contour Medical, Inc., a Nevada corporation, with AmeriDyne Corporation as the surviving corporation. Each share of AmeriDyne treasury stock was cancelled and all of the remaining issued and outstanding shares, 100% owned by Scott F. Lochridge, were converted into the right to receive shares of Contour Medical, Inc. common stock, $.001 par value per share, having an aggregate value equal to $2,100,000, plus $250,000 in cash. Each share of Contour Merger Sub, Inc., $.01 par value, issued and outstanding on March 1, 1996, was converted into one share, no par value, common stock of AmeriDyne Corporation.

In connection with the merger, Retirement Care Associates, Inc. (RCA) guaranteed all of the debt owed to Union Planters Bank of Jackson, Tennessee replacing the guarantees of Scott F. and Constance Lochridge. RCA owns a majority interest and/or voting control interest of Contour Medical, Inc.


                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and
Stockholders of AmeriDyne Corporation
4450 Highway 45 North
Jackson, TN  38305

We were engaged to audit the accompanying balance sheet of AmeriDyne Corporation (a Tennessee corporation) as of April 30, 1994, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management.

Except as explained in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

We did not observe the physical inventory (stated as $1,110,490) taken at April 30, 1993, since that date was prior to our initial engagement as auditors for the Company, and the Company's records do not permit adequate retroactive tests of those inventory quantities. Furthermore, the Company's accounting personnel were unable to furnish us with a bank reconciliation for the amount in bank overdrafts (stated as $268,783) as of April 30, 1993. Accordingly, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the statements of income, retained earnings, and cash flows for the year ended April 30, 1994.

In our opinion, the balance sheet referred to in the first paragraph presents fairly, in all material respects, the financial position of AmeriDyne Corporation as of April 30, 1994, in conformity with generally accepted accounting principles.

The supplementary information presented in Schedules I and II accompanying the basic financial statements is not a required part of the basic financial statements and is presented for supplementary analysis purposes only. Because of the scope limitations referred to in paragraph 3, we were unable to express, and do not express an opinion on this supplementary information.

/s/ Cowart & Rich
- -----------------
COWART & RICH, CERTIFIED PUBLIC ACCOUNTANTS, P.C.

July 21, 1994


                            AMERIDYNE CORPORATION
                                BALANCE SHEET
                               April 30, 1994
                     (See Independent Auditor's Report)

                                   ASSETS

CURRENT ASSETS:

Cash on Hand                                      $       69.

Accounts Receivable - Trade         $1,249,106.
 Less Allowance for Doubtful
 Accounts (Note 1C)                    <35,000.>   1,214,106.
Purchase Rebates & Incentives
 Due From Vendors                                      52,866.
Inventory (Note 1D)                                   865,194.
Deferred Taxes (Note 1F)                                7,064.
Prepaid Insurance                                       4,504.

     Total Current Assets                                       $2,143,803.

PROPERTY AND EQUIPMENT:

At Cost, Net of Accumulated
  Depreciation (Note 1E)                                            55,818.

OTHER ASSETS:

Note Receivable - MCP Industries,
  Inc. (Note 5)                                                    214,178.

TOTAL ASSETS                                                    $2,413,799.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                                BALANCE SHEET
                                April 30, 1994
                      (See Independent Auditor's Report)

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Bank Overdrafts (Note 1B)                            $169,660.
Accounts Payable                                      483,813.
Accrued Payroll (Note 1G)                              53,433.
Income Taxes Payable (Note 1F)
  Federal                                 $ 86,355.
  State                                     26,229.   112,584.
Payroll Taxes Withheld and Accrued
  (Note 1G)                                             5,922.
Accrued Taxes - Other                                  22,581.
Notes Payable - Credit Line (Note 2)                  525,000.
Notes Payable Due Within One Year (Note 3)            265,717.
Accrued Interest Payable                                  437.

     Total Current Liabilities                                  $1,639,147.

LONG-TERM LIABILITIES:

Long-Term Portion of Notes Payable (Note 3)                        104,519.

COMMITMENTS (Note 4):

TOTAL LIABILITIES                                                1,743,666.

STOCKHOLDERS' EQUITY:

Common Stock - No Par Value, 1,000 Shares
 Authorized and Issued, 510 Shares Outstanding       $  7,500.
Paid - In Capital                                      60,500.
Retained Earnings                                     659,433.
                                                      727,433.
Less 490 Shares Held in Treasury - At Cost            <57,300.>

     Total Stockholders' Equity                                    670,133.

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $2,413,799.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                       STATEMENT OF INCOME AND EXPENSES
                  For the Twelve Months Ended April 30, 1994
                      (See Independent Auditor's Report)
                                .
INCOME

  Sales                                                          $7,981,571.

COST OF GOODS SOLD                                                6,131,467.

GROSS PROFIT                                                      1,850,104.

OPERATING EXPENSES - SCHEDULE I                                   1,759,669.

INCOME FROM OPERATIONS                                               90,435.

OTHER INCOME - SCHEDULE II                                           84,941.

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES               175,376.

PROVISION FOR INCOME TAXES

  Current                                             $ 84,813.
  Deferred                                              <7,064.>     77,749.

INCOME FROM CONTINUING OPERATIONS                                    97,627.

DISCONTINUED OPERATIONS (Note 5)

<Loss> From Operations of Plastics Division
 Plus Applicable Income Taxes of $9,078.             $ <16,814.>

Gain on Disposal of Plastics Division Less
 Applicable Income Taxes of $73,443.                   136,039.     119,225.

NET INCOME                                                       $  216,852.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                       STATEMENT OF INCOME AND EXPENSES

                  For the Twelve Months Ended April 30, 1994
                      (See Independent Auditor's Report)

Retained Earnings Per Books - April 30, 1993                      $ 471,328.

Restatements to Correct Accounting Errors:
     Provision for Income Taxes for the
      Year Ended April 30, 1993                                     <65,355.>

     Understatement of Rebates & Incentives Due
      From Vendors at April 30, 1993 Net of Related
      Income Taxes $ 24,405                                          36,608.

Adjusted Retained Earnings Balance - April 30, 1993                 442,581.

Net Income For the Year Ended April 30, 1994                        216,852.

Retained Earnings - April 30, 1994                                $ 659,433.

The accompanying notes are an integral part of these financial statements.


                            AMERIDYNE CORPORATION
                           STATEMENT OF CASH FLOWS
                  For the Twelve Months Ended April 30, 1994
                      (See Independent Auditor's Report)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                                         $  216,852.

Adjustments to Reconcile Net Income to Cash
 Provided by Operating Activities:
   Depreciation and Amortization (Note 1E)             $  85,529.
   Gain on Sale of Equipment                            <212,310.>
Changes in Assets and Liabilities:
   Increase in Accounts Receivable - Trade              <148,488.>
   Decrease in Rebates and Incentives Due
    From Vendors                                           8,147.
   Decrease in Inventory                                 245,296.
   Increase in Prepaid Insurance                          <3,259.>
   Decrease in Prepaid Income Taxes                       18,907.
   Increase in Deferred Taxes Receivable                  <7,064.>
   Decrease in Accounts Payable                         <398,617.>
   Increase in Accrued Payroll                            17,056.
   Increase in Income Taxes Payable                      107,081.
   Decrease in Payroll Taxes Withheld and Accrued         <1,679.>
   Increase in Accrued Taxes Payable - Other               9,458.
   Decrease in Commissions Payable                        <8,982.>
   Increase in Accrued Interest Payable                      437.

     Total Adjustments                                              <288,488.>

   NET CASH <USED> BY OPERATING ACTIVITIES                           <71,636.>

CASH FLOWS FROM INVESTING ACTIVITIES:

Proceeds from Sale of Equipment                       $  534,875.
Capital Expenditures for Property and Equipment          <36,595.>
Increase in Note Receivable - MCP Industries, Inc.      <214,178.>

     CASH PROVIDED BY INVESTING ACTIVITIES                            284,102.

The accompanying notes are an integral part of these financial statements.


                             AMERIDYNE CORPORATION
                            STATEMENT OF CASH FLOWS
                  For the Twelve Months Ended April 30, 1994
                      (See Independent Auditor's Report)

CASH FLOWS FROM FINANCING ACTIVITIES

     Loans to Finance Property Acquisitions        $    7,380.
     Repayment of Bank and Equipment Loans           <399,769.>
     Repayment of Loan to Shareholders                 <6,500.>
     Net Borrowings Under Lines of Credit
       Agreements                                     285,348.

          CASH <USED> BY FINANCING ACTIVITIES                      <113,541.>

INCREASE IN CASH & CASH EQUIVALENTS                                  98,925.
CASH & CASH EQUIVALENTS AT BEGINNING OF YEAR:

     Cash on Hand                                   $     267.
     Bank Overdrafts                                 <268,783.>    <268,516.>

CASH & CASH EQUIVALENTS AT END OF YEAR:

     Cash on Hand                                   $      69.
     Bank Overdrafts                                 <169,660.>   $<169,591.>

CASH PAID DURING THE YEAR FOR:

     Interest                                                    $   79,727.
     Income Taxes                                                $   49,842.

The accompanying notes are an integral part of these financial statements.


                           AMERIDYNE CORPORATION
                        NOTES TO FINANCIAL STATEMENTS

                                April 30, 1994

BUSINESS ACTIVITIES

AmeriDyne Corporation (the Company) was incorporated in 1980 to manufacture and distribute bedpans and similar plastic products to hospitals and other users in the medical community. The company expanded its line of products over the years, by reselling items purchased from other manufacturers to the same market. Sales from the resale line of business outgrew the sales of items manufactured by the company. During the year ended April 30, 1994 AmeriDyne sold the assets of its manufacturing division, and is now engaged exclusively in the resale and distribution of medical supplies to doctors' offices, hospitals, nursing homes, home health agencies and other customers in the medical field.

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of AmeriDyne Corporation is presented to assist in understanding the company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. The accounting policies conform to generally accepted accounting principles, and have been consistently applied in the preparation of the financial statements.

(A)  METHOD OF ACCOUNTING

The Company recognizes revenue, costs and expenses on the accrual basis of accounting, with income being recorded when earned and costs and expenses recorded when incurred.

(B)  CASH

For purposes of the statement of cash flows, the Company considers all short-term debt instruments purchased with a maturity of three months or less to be cash equivalents.

(C)  ACCOUNTS RECEIVABLE

An allowance for doubtful accounts has been established to absorb unforeseen losses from delinquent accounts, with a corresponding charge to Bad Debt Expense on the books. Bad Debts are deducted on the Company's federal income tax return when they are deemed uncollectible.

(D)  INVENTORIES

Inventories are stated at the lower of average cost or market.

(E)  PROPERTY AND EQUIPMENT

The cost of property and equipment is depreciated over the estimated useful lives of the respective assets using accelerated depreciation methods. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Details related to the property and equipment at April 30, 1994 are as follows:

               Equipment                             $20,374.
               Vehicles                               70,191.
               Office furniture and equipment         88,586.
               Leasehold improvements                    319.
                    Total cost                      $179,470.
               Accumulated depreciation            (123,652).

                                                    $ 55,818.

Certain of the company's assets were acquired under capital leasing arrangements and are included in property and equipment at April 30, 1994:

                                                                 Accumulated
                                            Cost                 Depreciation

Equipment                                $   8,418.               $   8,418.
Office furniture and equipment              28,847.                  17,701.
Total                                    $  37,265.               $  26,119.

Amortization of these leased assets was $7,299 for the year and is included in depreciation expense.

(F)  INCOME TAXES

Deferred income taxes are provided for differences between financial statement assets and liabilities and income tax reporting basis of assets and liabilities in accordance with Financial Accounting Standard No. 109. The difference for the year ended April 30, 1994 resulted from the use of the allowance for bad debt expense in the Company's financial statements, not deductible for income tax purposes:

     Net Income Per Books                                $216,852.
     Income taxes for prior year
       charged to retained earnings                      $<65,355.>
     Accrued rebates at April 30, 1994
       net of related taxes                                36,608.
     Deferred taxes on $35,000 allowance
       for bad debts                                      < 7,064.>
     Total temporary differences                         < 35,811.>
     Permanent differences:
     Federal income tax expense per tax return            189,103.
     Nondeductible entertainment expense                    1,783.
     Nondeductible allowance for bad debts                 35,000.
     Rounding                                                   2.
     Tax return taxable income                           $406,929.

(G)  ACCRUED PAYROLL

Statement of Financial Standards No. 43, "Accounting for Compensated Absences", requires the accrual of vacation pay that has been earned but not taken. Accordingly, the Company has made the following accruals at April 30, 1994:

     Accrued Payroll Salaries and Wages Expense                $15,873.
     Payroll Taxes Withheld and Accrued Taxes-Payroll            1,214.
                                                               $17,087.

NOTE 2 - NOTES PAYABLE-CREDIT LINE

Due to Union Planters National Bank, Jackson, Tennessee. Interest is payable monthly at the bank's prime rate + 1.25%. The interest rate at April 30, 1994 was 8.50%. Principal is due on demand. Collateral for the line of credit consists of substantially all the Company's assets, including but not limited to Accounts Receivable, Inventory, Furniture, Fixtures, Equipment, Machinery, and bank accounts. The loan is also secured by the guaranties of Scott and Constance Lochridge, and life insurance policies on the lives of Scott Lochridge and Bill Farmer. In connection with the Notes Payable-Credit Line and Notes Payable to the Bank referred to in Note 3, the Company executed a Loan Agreement containing certain covenants regarding the maintenance of minimum financial ratios regarding debt and working capital requirements. The working capital of the Company as of April 30, 1994 was less than the minimum required by the Loan Agreements, and the Company was technically in default on the bank debt at that date. The loan agreement also restricts payment of dividends and capital acquisitions by the company.

NOTE 3 - LONG-TERM DEBT

Long-term debt consists of the following:

Union Planters National Bank-Jackson, Tennessee-
payable monthly in installments of $3,000.00 principal
plus interest. The interest rate is adjustable at 2% +
the bank's prime rate.  The current interest rate at
April 30, 1994 was 9.25%. Collateral for the note is
the same as for the Note Payable-Credit Line (See Note H).          $52,000.

Union Planters National Bank-Jackson, Tennessee-
payable in monthly installments of $3,600.00 at 9.25%
interest.  Collateral for the note is the same as for
the Note Payable-Credit Line (See Note H).                          111,119.

Capital Lease-G.E. Capital-secured by Canon copier and
attachments, payable in monthly installments of $205.00
plus sales tax.  Interest rate of 5.39%.                              4,474.

Ford Motor Credit-secured by 1992 Ford E-350 van, payable
in monthly installments of $640.57.  Interest rate
of 11.00%.                                                           10,006.

Capital Lease-Eaton Financial Corporation- payable in
monthly installments of $308.83 plus sales tax.  Interest
rate of 14.6%.  Secured by computer equipment.                        9,137.

Note Payable-Shareholder-Due to Scott F. Lochridge.
Payment of interest and principal due in full on
April 30, 1995.  Interest rate of 12%.  Unsecured.                  183,500.

     Total obligations                                             $370,236.

     Less amounts due within one year                              <265,717.>

     Total long-term portion of notes payable                      $104,519.

At April 30, 1994 installments of principal were scheduled to mature in the following years:

     Year ending April 30,    1995                  $265,717.
                              1996                    61,950.
                              1997                    42,569.
                              After 1997                   0.
                              Total                 $370,236.

NOTE 4-COMMITMENTS

(A) The company leases a forklift under an operating lease, payable $418.97 per month. The lease expires in April, 1995. There were twelve payments remaining under this lease at April 30, 1994, totaling $5,027.64.

(B) The company leases its computer operating software from Scott F. Lochridge for a monthly rental of $1,092. There are no plans to change to another software system at this time.

(C) Lochridge-Tanner Properties, a general partnership, rents to the Company its premises located at 4450 Highway 45 North, for a monthly rental of $3,800. There is no written lease agreement between the Company and its landlord.

(D) On November 22, 1991 the company executed a Non-Competition Agreement and a Consulting Agreement with a former shareholder. The Non-Competition Agreement obligates the Company for 48 monthly payments of $2,916.66, beginning December 1, 1991. The Consulting Agreement obligates the Company for 48 monthly payments of $500.00, beginning on the same date. Payments remaining at April 30, 1994 were as follows:

          Year ending April 30, 1995                 $41,000.
          Year ending April 30, 1996                  23,917.
               Total                                 $64,917.

NOTE 5 - DISCONTINUED OPERATIONS

On May 31, 1993 AmeriDyne Corporation discontinued its manufacturing operations (Plastics Division) and sold substantially all the related assets to MCP Industries, Inc. The agreement included the assumption by MCP Industries of certain notes payable, accounts payable and other obligations, the payment of cash, and the execution of a note to AmeriDyne in the amount of $245,000.00. This note is payable in 60 monthly installments of $4,967.72 at 8.00% interest. MCP Industries received certain of the Company's accounts receivable and other assets, and agreed to pay a 2% Royalty to AmeriDyne on sales of certain products to specified customers during the five years following May 31, 1993. For the year ended April 30, 1994 the royalties earned from MCP Industries by AmeriDyne were $15,836 and are included in Continuing Operations on the Statement of Income and Expenses. Operating revenues of the Plastics Division for the year were $112,694 and are included in the Loss from Operations of the Discontinued Operations on the Statement of Income and Expenses.

NOTE 6-RELATED PARTY TRANSACTIONS

(A) Rent Expense of $49,400 during the year for the Company's office and warehouse premises at 4450 Highway 45 North was paid to Lochridge-Tanner Properties, a general partnership 50% owned by Scott F. Lochridge, President and sole shareholder of AmeriDyne Corporation.

(B) Equipment Lease Expense of $14,196 during the year for use of the Company's computer operating software was paid to Scott F. Lochridge.

(c) AmeriDyne Corporation sold a 1990 Honda automobile to Scott F. Lochridge for $6,500, its estimated fair market value on April 30, 1994. The proceeds were applied against the Note Payable-Shareholder.

NOTE 7 - SUBSEQUENT EVENTS

(A) AmeriDyne was audited by the Tennessee Department of Revenue sales tax department beginning in May, 1994, with results of the examination to be completed in late July. The Company anticipates a liability of around $28,000 from this audit. Of this amount, over $26,000 was billed to and collected from one of the Company's customers.

(B) On July 11, 1994 the Company leased additional office and warehouse facilities located at 231 Bobrick Drive for a one year term beginning September 15, 1994, and expiring September 14, 1995. The lease rentals are $7,639.04 per month.

(C) On May 5, 1994, Scott F. Lochridge made a loan to the Company in the amount of $76,000, for use in the company's operations. This note is due in full on April 30, 1995.

NOTE 8-ECONOMIC DEPENDENCE

AmeriDyne's sales to the Jackson-Madison County General Hospital and related entities were $2,228,675 for the year ended April 30, 1994. Gross profit derived from these sales was $228,363. This represents 28% of the Company's sales and 12% of the Company's gross profit for the year.


                            AMERIDYNE CORPORATION
                       SCHEDULE I - OPERATING EXPENSES
                  For the Twelve Months Ended April 30, 1994
                      (See Independent Auditor's Report)

Advertising                                           $    48,080.
Office Supplies                                            11,949.
Educational Materials                                         432.
Salaries & Wages (Note G)                                 928,476.
Maintenance                                                 7,141.
Rent                                                       66,800.
Freight Out                                               184,152.
Travel                                                     12,943.
Entertainment                                               6,096.
Depreciation (Note 1E)                                     41,020.
Bank Charges                                                  247.
Delivery Expense                                            8,229.
Insurance - General                                        19,147.
Insurance - Employees                                      69,194.
Interest                                                   72,988.
Legal & Accounting Fees                                    10,070.
Subscriptions & Dues                                        8,575.
Charitable Contributions                                    2,707.
Professional Fees                                          21,326.
Factory Supplies & Expense                                  9,290.
Equipment Lease                                            19,970.
Telephone                                                  48,037.
Taxes - Payroll (Note G)                                   65,225.
Taxes & Licenses - Other                                   14,274.
Postage                                                     7,563.
Computer Service Contract                                   4,030.
Payments Under Non-Competition
 Agreement (Note 4D)                                       31,083.
Consulting Fees (Note 4D)                                   6,500.
Bad Debt Expense                                           45,697.
Miscellaneous Expenses                                      9,524.
Less:  Overhead Absorbed by Cost of Goods Sold            <21,096.>
          Total Operating Expenses                    $ 1,759,669.


                            AMERIDYNE CORPORATION
                          SCHEDULE II - OTHER INCOME
                  For the Twelve Months Ended April 30, 1994
                      (See Independent Auditor's Report)

Delivery Income - Standard Register                           $ 46,325.
Royalties                                                       15,836.
Interest Income                                                 17,186.
Gain on Sale of Equipment                                        2,828.
Vending and Miscellaneous Other Income                           2,766.
                                                              $ 84,941.


                     CONTOUR MEDICAL, INC. AND SUBSIDIARIES
                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

As discussed elsewhere herein, on March 1, 1996, the Company acquired all of the issued and outstanding shares of the common stock of AmeriDyne Corporation for payment of $300,000 cash and 369,619 shares of the Company's common stock (which has been valued at $5.6815 per share for purposes of the proforma financial statements). The Company obtained the funds for the acquisition from Retirement Care Associates, Inc., the parent company of Contour Medical, Inc., through the repayment of funds advanced to Retirement Care Associates, Inc. by the Company.

The acquisition has been accounted for as a purchase, with assets acquired and liabilities assumed recorded at fair value, and the results of AmeriDyne Corporation's operations included in the Company's consolidated financial statements from the date of acquisition.

The accompanying consolidated financial statements illustrate the effect of the acquisition ("Proforma") on the Company's financial position and results of operations. The consolidated balance sheet as of December 31, 1995, is based on the historical balance sheets of the Company and AmeriDyne Corporation as of December 31, 1995, and October 31, 1995, respectively, and assumes the acquisition took place on that date. The consolidated statements of income for the year ended June 30, 1995, and the six months ended December 31, 1995, are prepared based on the historical statements of income of the Company and AmeriDyne Corporation for the year ended June 30, 1995, and April 30, 1995, and the six months ended December 31, 1995, and October 31, 1995, respectively. The proforma consolidated statements of income assume the acquisition took place as of July 1, 1994.

On February 29, 1996, the Company authorized a 1.05-for-1 forward stock split of its common stock effective March 15, 1996. All common shares and per share amounts in the proforma consolidated financial statements reflect the forward stock split.

The proforma consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the proforma consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocations of which may differ.

The accompanying consolidated proforma financial statements should be read in conjunction with the historical financial statements of the Company and AmeriDyne Corporation included elsewhere herein.


CONTOUR MEDICAL, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
December 31, 1995 (Unaudited)

                           CONTOUR                          PROFORMA
                           MEDICAL                      ADJUSTMENTS FOR
PROFORMA
                           INC. AND     AMERIDYNE    PURCHASE ACQUISITION
CONSOLIDATED
                         SUBSIDIARIES  CORPORATION       DR          CR
 TOTAL
ASSETS

Cash                     $   42,593   $        205 $  300,000(2) $ 300,000(1)
$   42,798
Accounts receivable       2,126,170      1,974,712
4,100,882
Inventory                 1,635,673      1,209,371
2,845,044
Prepaid expenses            153,833         90,239
 244,072
Due from parent             941,563                                300,000(2)
 641,563

                          4,899,832      3,274,527    300,000      600,000
7,874,359

Property and equipment      807,121        140,346
 947,467

Other assets:
 Deposit on equipment       355,454          7,689
 363,143
 Goodwill                                             985,639(4)
 985,639
 Notes receivable                          146,718
 146,718
 Other assets                 4,575          9,270
  13,845

                            360,029        163,677    985,639            0
1,509,345

                         $6,066,982     $3,578,550 $1,285,639   $  600,000
$10,331,171

Tee accompanying notes to proforma consolidated statements.


CONTOUR MEDICAL, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
December 31, 1995 (Unaudited)

                           CONTOUR                          PROFORMA
                           MEDICAL                      ADJUSTMENTS FOR
PROFORMA
                           INC. AND     AMERIDYNE    PURCHASE ACQUISITION
CONSOLIDATED
                         SUBSIDIARIES  CORPORATION       DR          CR
 TOTAL
LIABILITIES AND
  STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
 Line of credit          $  303,800     $  327,021                           $
 630,821
 Current maturities of
   long-term debt           168,477        763,200
 931,677
 Accounts payable         1,070,648        721,357
1,792,005
 Accrued expenses           136,973        179,183
 316,156

      Total current
        liabilities       1,679,898      1,990,761          0            0
3,670,659

Long-term debt            1,061,130        173,428
1,234,558

Total liabilities        $2,741,028     $2,164,189          0            0
4,905,217

SHAREHOLDER'S EQUITY:
 Preferred stock          2,400,000              0
2,400,000
 Common stock                 4,079          7,500      7,500(3)       370(1)
   4,449

 Additional paid-in
   capital                  986,415         60,500     60,500(3) 2,099,630(1)
3,086,045
 Retained earnings
   (deficit)                (64,540)     1,403,661  1,403,661(3)
 (64,540)
 Treasury stock                   0        (57,300)                 57,300(3)
       0

                          3,325,954      1,414,361  1,471,661    2,157,300
5,425,954

                         $6,066,982     $3,578,550 $1,471,661   $2,157,300
$10,331,171

See accompanying notes to proforma consolidated statements.


CONTOUR MEDICAL, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF INCOME
For Six Months Ended December 31, 1995 (Unaudited)

                         CONTOUR
                         MEDICAL                               PROFORMA
PROFORMA
                         INC. AND      AMERIDYNE     PROFORMA   ADJUST-
CONSOLIDATED
                       SUBSIDIARIES   CORPORATION    SUBTOTAL    MENTS
TOTAL
Sales                   $4,750,349    $5,167,006   $9,917,355
$9,917,355

Cost of sales            3,420,339     3,924,598    7,344,937
7,344,937

Gross profit             1,330,010     1,242,408    2,572,418         0
2,572,418

Operating expenses         984,944       989,911    1,974,855    24,641(5)
1,999,496

Other income                 3,220        83,384       86,604
 86,604

Income (loss) before
 income tax                348,286       335,881      684,167   (24,641)
659,526

Income taxes               118,417       137,351      255,768    (9,600)(6)  $
246,168

Net income              $  229,869    $  198,530   $  428,399  $(15,041)     $
413,358

Net income per common
 and common equivalent
 share                       $0.05                 $     0.09                $
   0.08

Weighted average
 shares outstanding      4,844,533                  4,844,533   369,619
5,214,152

See accompanying notes to proforma consolidated financial statements.


CONTOUR MEDICAL, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF INCOME
For Twelve Months Ended June 30, 1995 (Unaudited)

CAPTION

                         CONTOUR
                         MEDICAL                               PROFORMA     PROFORMA
                         INC. AND    AMERIDYNE    PROFORMA      ADJUST-   CONSOLIDATED
                       SUBSIDIARIES CORPORATION   SUBTOTAL      MENTS         TOTAL
Sales                   $5,585,004  $10,564,054  $16,149,058               $16,149,058

Cost of sales            3,666,601    7,906,859   11,573,460                11,573,460

Gross profit             1,918,403    2,657,195    4,575,598         0       4,575,598

Operating expenses       1,764,461    1,930,354    3,694,815    49,282(5)    3,744,097

Other income (loss)        (38,235)     147,712      109,477                   109,477

Income (loss) before
 income tax                115,707      874,553      990,260   (49,282)        940,978

Income taxes                54,718      328,853      383,571   (19,220)(6)  $  364,351
Net income              $   60,989  $   545,700  $   606,689  $(30,062)     $  576,627

Net income per common
 and common equivalent
 share                       $0.01               $      0.13                $     0.11

Weighted average shares
 outstanding             4,786,126                 4,786,126    369,619      5,155,745

See accompanying notes to proforma consolidated financial statements.


                     CONTOUR MEDICAL, INC. AND SUBSIDIARIES
        NOTES TO PROFORMA CONSOLIDATED (UNAUDITED) FINANCIAL STATEMENTS

NOTE A - BASIS OF PRESENTATION

Reference is made to the "Introduction" at page F-48.

NOTE B - PROFORMA ADJUSTMENTS

The proforma adjustments to the consolidated balance sheet are as follows:

(1) To record the purchase of 100% of the outstanding common stock of AmeriDyne Corporation for a purchase price consisting of $300,000 cash and 369,619 common shares of Contour Medical with a fair market value of $2,100,000.

(2) To record the receipt of $300,000 from Retirement Care Associates, Inc., the parent company of Contour Medical.

(3) To record the elimination of AmeriDyne Corporation shareholder equity.

(4) To record goodwill of $985,639 which is the difference between the purchase price of $2,400,000 consisting of common stock and cash; and the net assets of AmeriDyne Corporation of $1,414,361. The goodwill will be amortized over a 20 year life.

The proforma adjustment to the consolidated statements of income are as follows:

(5) To record amortization of goodwill of $985,639 over a 20 year period.

(6) To record income tax changes for proforma adjustments at a 39% effective tax rate.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CONTOUR MEDICAL, INC.

Dated: May 13, 1996                   By /s/ Donald F. Fox
                                         ------------------------
                                         Donald F. Fox, President